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                                                                    EXHIBIT 10.1

                             AMENDMENT NO. 1 TO THE

                              CONSULTING AGREEMENT

      This AMENDMENT NO. 1, dated as of October 19, 2005 (this "Amendment"), is made to that certain CONSULTING AGREEMENT, effective as of August 9, 2005 (the "Agreement"), by and between Xenonics Holdings, Inc., a Nevada corporation having its principal offices at 2236 Rutherford Road, Suite 123, Carlsbad, California 92008-7297 (the "Company"), and Patriot Associates LLC, a New York limited liability company having its principal offices at 111 E. 56th Street, New York, New York 10022 (the "Consultant").

      Capitalized terms used but not defined herein shall have the meaning given thereto in the Agreement.

                                   WITNESSETH

      WHEREAS, pursuant to the terms of the Agreement, the Consultant is to provide marketing advice and perform related consulting services regarding the marketing, positioning, sales strategies and sales processes of products in foreign markets as an independent contractor on behalf of the Company;

      WHEREAS, in return for such services Consultant is to receive the Compensation set forth on Appendix 2 of the Agreement;

      WHEREAS, Appendix 2 of the Agreement also provides that the Company shall evaluate the performance of Consultant semi-annually and determine whether any bonus compensation is appropriate to be paid to Consultant under the Agreement;

      WHEREAS, the Company has made such evaluation and desires to grant the bonus compensation as set forth herein; and

      WHEREAS, the Consultant wishes to accept such bonus compensation in accordance with the provisions hereof.

      NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Consultant and the Company hereby agree as follows:

      1. Amendment. The following amendment is made to the Agreement effective as of the date hereof:

            a. Appendix 2 of the Agreement is hereby amended by adding the following sentence to the end of such paragraph:

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            "As of October 19, 2005, the Company has made an evaluation of the
            Consultant's performance under the Agreement and agrees to issue to the Consultant as of the date hereof (a) 187,500 shares of the Company's common stock, par value $0.001 per share (the "Common Stock") (such shares shall be issued subject to, and in accordance with, applicable laws and the Registration Rights Agreement) and (b) warrants to purchase 1,312,500 shares of Common Stock at an exercise price of $2.00 per share; all such warrants shall vest and become fully exercisable on the ninetieth (90th) day following the date hereof based on the Consultant's performance under the Agreement, subject to such earlier vesting date as shall be approved by the Company based on the Consultant's performance under the Agreement following the date hereof; the fair market value of the Company's Common Stock, as of the issuance date of said warrants, as reported by the American Stock Exchange was $1.95."

      2. Ratification and Confirmation of the Agreement; No Other Changes. Except as modified by this Amendment, the Agreement is hereby ratified and confirmed in all respects. Nothing herein shall be held to alter, vary or otherwise affect the terms, conditions and provisions of the Agreement, other than as contemplated herein.

      3. Effectiveness. This Amendment shall be effective as of the date hereof.

      4. Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original and both of which shall be deemed a single agreement.

      5. Governing Law. This Amendment shall be subject to the provisions of the Procurement Integrity Act, The Lobby Disclosure Act of 1995, the Armed Services Procurement Act of 1947, the Defense Procurement Improvement Act of 1985 and all other applicable United States laws and regulations governing contacts and conduct with the United States Congress and covered Executive Branch Officials; and shall be subject to the laws of the STATE OF NEW YORK.

                            [Signature Page Follows]

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      EXECUTED as an instrument under seal as of the date first above written.

                                          XENONICS HOLDINGS, INC.

                                          By: /s/ Richard J. Naughton
                                              ----------------------------------
                                              Name: Richard J. Naughton
                                              Title: Chief Executive Officer
                                              Fax No.: 760-438-1184

                                          Consultant:

                                          PATRIOT ASSOCIATES LLC

                                          By: /s/ Bill White
                                              ----------------------------------
                                              Name: Bill White
                                              Title: Senior Partner
                                              Fax No.: 212-957-3718